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                                  EXHIBIT 10.84

                               Second Amendment To
                Agreement For Purchase and Sale of Real Property
                         And Joint Escrow Instructions,
                             as of October 31, 2003,
                                  by and among
                   L-O Coronado Holding II, Inc. ("Holding"),
                   L-O Coronado Hotel, Inc., ("Operator"), and
                          L-O Coronado IP, Inc. ("IP")
                          (collectively, "Seller"), and
                        CNL Hospitality Corp., ("Buyer")

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                               SECOND AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                          AND JOINT ESCROW INSTRUCTIONS

         THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (the "SECOND AMENDMENT') is made and entered into as of October 31, 2003 by and among L-O CORONADO HOLDING II, INC. ("HOLDING"), L-O CORONADO HOTEL, INC. ("OPERATOR"), and L-O CORONADO IP, INC. ("IP") (Holding, Operator and IP being sometimes hereinafter collectively referred to as "SELLER"), and CNL HOSPITALITY CORP. ("BUYER"), with reference to the following facts:

                                R E C I T A L S:

         A. Seller and Buyer have entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of September 23, 2003, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of October 15, 2003 (collectively, the "PURCHASE AGREEMENT") relating to Buyer's proposed acquisition of the Hotel (as defined in the Purchase Agreement).

         B. Seller and Buyer now desire to amend the Purchase Agreement as set forth below.

         C. Unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the same meanings ascribed to such terms in the Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

         1. Substitution/Attachment of Exhibits. Exhibits I, J and K attached to this Second Amendment are the "final" forms of such Exhibits for all purposes under the Purchase Agreement and are hereby substituted for the corresponding exhibits currently attached to the Purchase Agreement, as amended by the First Amendment, or which have heretofore been provided by Seller pursuant to Section 17 of the Purchase Agreement.

         2. Effect of Second Amendment. Except as expressly modified hereby, the Purchase Agreement shall remain in full force and effect.

         3. Counterparts; Facsimile. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Second Amendment may be executed and delivered by facsimile transmission.

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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the day and year first above written.

SELLER:                      L-O CORONADO HOLDING II, INC., a
                             Delaware corporation

                             By: /s/ Ronald E. Silva
                                 --------------------------------------------
                             Name:  Ronald E. Silva
                             Title: EVP

                             L-O CORONADO HOTEL, INC., a Delaware
                             corporation

                             By: /s/ Ronald E. Silva
                                 --------------------------------------------
                             Name:  Ronald E. Silva
                             Title: EVP

                             L-O CORONADO IP, INC., a Delaware
                             corporation

                             By: /s/ Ronald E. Silva
                                 --------------------------------------------
                             Name:  Ronald E. Silva
                             Title: EVP

BUYER:                       CNL HOSPITALITY CORP., a Florida
                             corporation

                             By: /s/ Thomas J. Hutchison III
                                 --------------------------------------------
                             Name:  Thomas J. Hutchison, III
                             Title: Chief Operating Officer

                                                            [Hotel Del Coronado]

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